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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                       SUPPLEMENT DATED FEBRUARY 19, 2009
                                       TO
                PROSPECTUS DATED JUNE 27, 2008 (AS SUPPLEMENTED)

The following information describes changes to the charges for and features of certain optional riders that will be effective for Pioneer PRISM L variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (866) 547-3793 to request a free copy.

LIFETIME WITHDRAWAL GUARANTEE II AND ENHANCED DEATH BENEFIT RIDERS

If we receive your application and necessary information at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009, the following current optional rider charges will apply/1/:

     . Lifetime Withdrawal Guarantee II (Single Life version): 1.25% of the Total Guaranteed Withdrawal Amount;

     . Lifetime Withdrawal Guarantee II (Joint Life version): 1.50% of the Total Guaranteed Withdrawal Amount; and

     .    Enhanced Death Benefit (issue age 70-75): 0.90% of the Death Benefit
          Base.

In addition, for contracts issued based on applications and necessary information that we receive at our MetLife Annuity Service Center after the close of the New York Stock Exchange on February 20, 2009, the following maximum guaranteed charges for the Lifetime Withdrawal Guarantee II will apply:

     . Lifetime Withdrawal Guarantee II (Single Life version) Upon Automatic Annual Step-Up (maximum): 1.60% of the Total Guaranteed Withdrawal Amount

     . Lifetime Withdrawal Guarantee II (Joint Life version) Upon Automatic Annual Step-Up (maximum): 1.80% of the Total Guaranteed Withdrawal Amount

All references in the prospectuses to the charges for the Lifetime Withdrawal Guarantee II (Single Life version), Lifetime Withdrawal Guarantee II (Joint Life version), and Enhanced Death Benefit riders are amended to conform to the charges described in this supplement. Please note that the maximum charge

----------
/1/ In certain circumstances, if we receive your application and necessary information at our MetLife Annuity Service Center prior to the close of the New York Stock Exchange on February 20, 2009 and there is an extended delay in our receipt of your purchase payment, the higher current optional rider charges will apply.

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for Enhanced Death Benefit rider in the event of an automatic or optional step-up is not changed and remain as described in the prospectuses.

For purposes of the "Examples" in the "FEE TABLES AND EXAMPLES" section, the expense information in Chart 1 is replaced with the following:


CHART 1. Chart 1 assumes you select the optional Annual Step-Up Death Benefit and the Lifetime Withdrawal Guarantee II rider (Joint Life version) (assuming the maximum 1.80% charge applies in all contract years), which is the most expensive way to purchase the contract.

     (1)  IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME
          PERIOD:

                   Time Periods

  1 year       3 years     5 years      10 years
----------   ----------   ----------   ----------
(a) $1,303   (a) $2,378   (a) $3,113   (a) $6,506
(b) $1,154   (b) $1,949   (b) $2,429   (b) $5,309

     (2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                   Time Periods

  1 year       3 years      5 years     10 years
----------   ----------   ----------   ----------
(a) $603     (a) $1,838   (a) $3,113   (a) $6,506
(b) $454     (b) $1,409   (b) $2,429   (b) $5,309


OPTIONAL DEATH BENEFIT- COMPOUNDED-PLUS DEATH BENEFIT

The Compounded-Plus Death Benefit rider will no longer be available after the close of the New York Stock Exchange on February 20, 2009. Disregard all references to the Compounded-Plus Death Benefit rider in the "Fee Tables and Expenses" section, the "Expenses" section, the "Death Benefit" section and in the "Appendix D - Death Benefit Examples."


        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (866) 547-3793
Irvine, CA 92614

                                        2                  SUPP-USA.PRISM.L.0209